SECURITIES  AND  EXCHANGE  COMMISSION

                            Washington,  D.C.  20549


                                 --------------

                                   FORM  8-K/A

                                 CURRENT  REPORT

                      PURSUANT  TO  SECTION  13  OR  15(d)
                  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934


                                 --------------


   Date  of  Report  (Date  of  earliest  event  reported):  October 1,  2003



                             Xtreme Companies, Inc.
         (Exact  name  of  registrant  as  specified  in  its  charter)


        Nevada                         000-30914               88-0394012
     ---------------             --------------------    -------------------
     (State  or  Other                 (Commission            (IRS  Employer
   Jurisdiction  of                 File  Number)         Identification  No.)
                                 Incorporation)

                           11782 Western Ave., Unit 18
                               Stanton,  CA  90680
               ---------------------------------------------------
            (Address  of  principal  executive  offices)  (Zip  Code)


    Registrant's  telephone  number,  including  area  code:  (714) 895-0944

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT.

             None.

ITEM  2.     ACQUISITION  OF  ASSETS.

     The Registrant has previously filed its Current Report on Form 8-K, dated October 9, 2003 (pertaining to the acquisition of 100% of the issued and outstanding shares of the common stock of Rockwell Power Systems, Inc. in exchange for 60,000,000 shares of the registrant's common stock) without certain financial information required by Item 7 of such Form 8-K. The Registrant hereby amends Item 7 of its Form 8-K filed on October 9, 2003
..


ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP.

             Not  applicable.


ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

             Not  applicable.


ITEM  5.     OTHER  EVENTS.

             Not  applicable.


ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS.

             Not  applicable.

ITEM 7. Financial Statements, Pro Forma Financial Information of Combined Entity and Exhibits



                              Rockwell Power Systems, Inc.
                                   Balance Sheet
                           For Year Ended December 31, 2002


                                                                                December 31,
                                                                                         2002
                                                                                --------------
ASSETS:

Current Assets:
  Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $         290
  Inventory. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              -
     Total Current Assets. . . . . . . . . . . . . . . . . . . . . . . . . . .            290
                                                                                --------------

Property and Equipment:
    Furniture and fixtures . . . . . . . . . . . . . . . . . . . . . . . . . .              -
    Machinery and equipment. . . . . . . . . . . . . . . . . . . . . . . . . .              -
                                                                                --------------
                                                                                            -
    Less accumulated depreciation. . . . . . . . . . . . . . . . . . . . . . .              -
      Net Fixed Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . .              -
                                                                                --------------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $         290
                                                                                ==============


LIABILITIES AND STOCKHOLDERS' DEFICIT:

Current Liabilities:
  Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $           -
   Total Current Liabilities . . . . . . . . . . . . . . . . . . . . . . . . .              -
                                                                                --------------

Stockholders' Equity:
    Preferred stock - 10,000,000 authorized,
    Series A, $1,000 par value, none issued and outstanding. . . . . . . . . .              -
 Common stock, $.001 par value, 100,000,000 authorized,
       250,000 issued and outstanding at December 31, 2002 . . . . . . . . . .            250
  Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . .         12,250
  Retained deficit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (12,210)
                                                                                --------------
Total Stockholders' Equity . . . . . . . . . . . . . . . . . . . . . . . . . .            290
                                                                                --------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT. . . . . . . . . . . . . . . . . .  $         290
                                                                                ==============
The notes to the financial statements are an integral part of these statements




      Rockwell Power Systems, Inc.
       Statement of Operations
  For Year Ended December 31, 2002

                               Year
                               Ended
                               December 31,
                                        2002
                               --------------

REVENUES: . . . . . . . . . .  $           -

OPERATING EXPENSES:
Bank charges. . . . . . . . .            145
Consulting expenses . . . . .          9,600
Office expense. . . . . . . .          1,500
Legal and professional fees .            965
Depreciation. . . . . . . . .              -
  Total Operating Expenses. .         12,210
                               --------------

Loss from Operations. . . . .        (12,210)
                               --------------

Interest and other income . .              -
Interest expense. . . . . . .              -
                               --------------
                                           -
                               --------------

NET LOSS. . . . . . . . . . .  $     (12,210)
                               ==============

Weighted average number of
  shares outstanding. . . . .        219,068
                               ==============

Net Earnings (Loss) per share  $       (0.06)
                               ==============
The notes to the financial statements are an integral part of these statements




                              Rockwell Power Systems, Inc.
                          Statement of Stockholder's Equity
                          For Year Ended December 31, 2002

                                                                                       Additional
                                   Preferred Stock  Common Stock                       Paid-In    Retained
                                   ---------------  -------------
                                   Shares           Amount         Shares   Amount     Capital    Deficit    Totals
                                   ---------------  -------------  -------  ---------  --------  ---------  ---------
Balance -  December 31, 2001. . .                -  $           -        -  $       -  $      -  $      -   $      -

Issuance of common stock for cash                -              -  250,000        250    12,250         -     12,500
Net loss. . . . . . . . . . . . .                -              -        -          -         -   (12,210)   (12,210)
                                   ---------------  -------------  -------  ---------  --------  ---------  ---------
Balance - December 31, 2002 . . .                -  $           -  250,000  $     250  $ 12,250  $(12,210)  $    290
                                   ---------------  -------------  -------  ---------  --------  ---------  ---------
The notes to the financial statements are an integral part of these statements



              Rockwell Power Systems, Inc.
               Statement of Cash Flows
             For Year Ended December 31, 2002

                                                          Year
                                                          Ended
                                                          December 31,
                                                                   2002
                                                          --------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income (Loss). . . . . . . . . . . . . . . . . . .  $     (12,210)
  Adjustments to reconcile net loss to net cash
    used in operating activities:
    Depreciation . . . . . . . . . . . . . . . . . . . .              -
   Write-down of goodwill. . . . . . . . . . . . . . . .              -
   Changes in assets and liabilities:
    (Decrease) in accounts payable and accrued expenses.              -
                                                                      -
                                                          --------------
Net Cash Used in Operating Activities. . . . . . . . . .        (12,210)
                                                          --------------

CASH FLOW FROM INVESTING ACTIVITIES:
  Capital expenditures for fixed assets. . . . . . . . .              -
  Net Cash Provided By Investing Activities. . . . . . .              -
                                                          --------------

CASH FLOW FROM FINANCING ACTIVITIES:
  Proceeds from sale of stock. . . . . . . . . . . . . .         12,500
  Net Cash Provided By Financing Activities. . . . . . .         12,500
                                                          --------------

(Decrease) Increase in Cash. . . . . . . . . . . . . . .            290

Cash and Cash Equivalents - Beginning of period. . . . .              -
                                                          --------------

CASH AND CASH EQUIVALENTS - END OF PERIOD. . . . . . . .  $         290
                                                          ==============



SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid. . . . . . . . . . . . . . . . . . . . .  $           -
                                                          ==============
  Taxes paid . . . . . . . . . . . . . . . . . . . . . .  $           -
                                                          ==============




                          INDEPENDENT AUDITOR'S REPORT

To  the  Board  of  Directors
Rockwell  Power  Systems,  Inc.


We have audited the accompanying balance sheet of Rockwell Power Systems, Inc. as of December 31, 2002, and the related statements of operations, cash flows, and changes in stockholders' equity for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted auditing in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rockwell Power Systems, Inc. at December 31, 2002, and the results of its operations and its cash flows for the year then ended, then ended in conformity with accounting principles generally accepted in the United States of America.


Denver,  Colorado
February  5,  2004

                          ROCKWELL POWER SYSTEMS, INC.
                          Notes to Financial Statements
                                December 31, 2002

Note  1  -  Organization
            ------------

Nature  of  Business

Rockwell Power Systems, Inc. (the Company) was incorporated in the state of Delaware on January 29, 2001 under the name of Rockwell Healthcare Systems, Inc. and amended to Rockwell Power Systems, Inc. on April 12, 2001. The Company's original purpose is to engage in any lawful act or activity for which corporations may be organized pursuant to the General Corporation Law of the State of Delaware.

Note  2  -  Summary  of  Significant  Accounting  Policies:
            -----------------------------------------------

Basis  of  Accounting:

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles.

     Cash  and  Cash  Equivalents:

For purposes of the statement of cash flows, the Corporation considers all cash and other highly liquid investments with initial maturities of three months or less to be cash equivalents.

     Property  and  Equipment

Property and equipment is recorded at cost. For financial statement purposes depreciation is computed using the straight-line method over estimated economic useful lives ranging from five to thirty-nine years. For federal income tax purposes depreciation is computed using the accelerated cost recovery system and modified accelerated cost recovery system. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

     Inventory

Inventory is stated at the lower of cost or market value. Cost is determined using the first-in, first-out method (FIFO).

     Estimates:

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


     Loss  per  common  share

Net loss per share is based on the weighted average number of common shares and common share equivalents outstanding during the period.

     Income  Taxes:

     The Company accounts for income taxes under SFAS No. 109, which requires the asset and liability approach to accounting for income taxes. Under this method, deferred tax assets and liabilities are measured based on differences between financial reporting and tax bases of assets and liabilities measured using enacted tax rates and laws that are expected to be in effect when the differences are expected to reverse.

Note  3  -  Income  Taxes:
            --------------

The Company has made no provision for income taxes because there have been no operations to date causing income for financial statement or tax purposes.

The Financial Accounting Standards Board (FASB) has issued Statement of Financial Accounting Standards Number 109 ("SFAS 109"), "Accounting for Income Taxes", which requires a change from the deferred method to the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred income taxes are recognized for the tax consequences of "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities.



                                    Deferred tax assets:
  Net operating loss carryforwards  $              12,210
  Valuation allowance. . . . . . .                (12,210)
                                    ----------------------
  Net deferred tax assets. . . . .  $                   -
                                    ======================



     At December 31, 2002, the Company had net operating loss carryforwards of approximately $12,210 for federal income tax purposes. These carryforwards if not utilized to offset taxable income will expire in 2009.







                              Rockwell Power Systems, Inc.
                                   Balance Sheet



                                                                        October 31,
                                                                                2003
                                                                        -------------
ASSETS:

Current Assets:
  Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $          -
  Inventory. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       169,821
     Total Current Assets. . . . . . . . . . . . . . . . . . . . . . .       169,821
                                                                        -------------

Property and Equipment:
    Furniture and fixtures . . . . . . . . . . . . . . . . . . . . . .           985
    Machinery and equipment. . . . . . . . . . . . . . . . . . . . . .         4,505
                                                                        -------------
                                                                               5,490
    Less accumulated depreciation. . . . . . . . . . . . . . . . . . .           (46)
      Net Fixed Assets . . . . . . . . . . . . . . . . . . . . . . . .         5,444
                                                                        -------------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $    175,265
                                                                        =============


LIABILITIES AND STOCKHOLDERS' DEFICIT:

Current Liabilities:
  Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . .  $          -
   Total Current Liabilities . . . . . . . . . . . . . . . . . . . . .             -
                                                                        -------------

Stockholders' Equity:
  Preferred stock: - 10,000,000 authorized
    Preferred stock - 10,000,000 authorized,
    Series A, $1,000 par value, 500 shares issued and outstanding. . .       500,000
 Common stock, $.001 par value, 100,000,000 authorized,
      3,796,220 and 250,000 issued and outstanding at October 31, 2003         3,796
      and December 31, 2002 respectively
  Additional paid-in capital . . . . . . . . . . . . . . . . . . . . .        10,704
  Retained deficit . . . . . . . . . . . . . . . . . . . . . . . . . .      (339,235)
                                                                        -------------
Total Stockholders' Equity . . . . . . . . . . . . . . . . . . . . . .       175,265
                                                                        -------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT. . . . . . . . . . . . . .  $    175,265
                                                                        =============
The notes to the financial statements are an integral part of these statements


      Rockwell Power Systems, Inc.
       Statement of Operations

                                              Ten-Month
                                              Period Ended
                                              October 31,
                                                       2003
                                              --------------

REVENUES:. . . . . . . . . . . . . . . . . .  $           -

OPERATING EXPENSES:
Bank charges . . . . . . . . . . . . . . . .            138
Consulting expenses. . . . . . . . . . . . .          1,000
Office expense . . . . . . . . . . . . . . .          1,222
Legal and professional fees. . . . . . . . .              -
Depreciation . . . . . . . . . . . . . . . .             46
  Total Operating Expenses . . . . . . . . .          2,406
                                              --------------

Loss from Operations . . . . . . . . . . . .         (2,406)
                                              --------------

Interest and other income. . . . . . . . . .              -
Interest expense . . . . . . . . . . . . . .              -
                                              --------------
                                                          -
                                              --------------

Extraordinary loss - write-down of inventory       (324,619)
                                              --------------

NET LOSS . . . . . . . . . . . . . . . . . .  $    (327,025)
                                              ==============

Weighted average number of
  shares outstanding . . . . . . . . . . . .      1,673,845
                                              ==============

Net Earnings (Loss) per share. . . . . . . .  $       (0.20)
                                              ==============
The notes to the financial statements are an integral part of these statements



                            Rockwell Power Systems, Inc.
                          Statement of Stockholder's Equity

                                                                                             Additional
                                        Preferred Stock  Common Stock                        Paid-In    Retained
                                        ---------------  -------------
                                        Shares           Amount         Shares     Amount     Capital    Deficit     Totals
                                        ---------------  -------------  ---------  ---------  ---------  ----------  ----------
Balance -  December 31, 2001 . . . . .                -  $           -          -  $       -  $      -   $       -   $       -

Issuance of common stock for cash. . .                -              -    250,000        250    12,250           -      12,500
Net loss . . . . . . . . . . . . . . .                -              -          -          -         -     (12,210)    (12,210)
                                        ---------------  -------------  ---------  ---------  ---------  ----------  ----------
Balance - December 31, 2002. . . . . .                -              -    250,000        250    12,250     (12,210)        290
                                        ---------------  -------------  ---------  ---------  ---------  ----------  ----------

Issuance of common stock for inventory              500        500,000  3,506,220      3,506    (3,506)          -     500,000
Issuance of common stock for cash. . .                -              -     40,000         40     1,960           -       2,000
Net loss . . . . . . . . . . . . . . .                -              -          -          -         -    (327,025)   (327,025)
                                        ---------------  -------------  ---------  ---------  ---------  ----------  ----------
Balance - October 31, 2003 . . . . . .              500        500,000  3,796,220      3,796    10,704    (339,235)    175,265
                                        ---------------  -------------  ---------  ---------  ---------  ----------  ----------
The notes to the financial statements are an integral part of these statements



              Rockwell Power Systems, Inc.
               Statement of Cash Flows




                                                          Ten-Month
                                                          Period Ended
                                                          October 31,
                                                                   2003
                                                          --------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income (Loss). . . . . . . . . . . . . . . . . . .  $    (327,025)
  Adjustments to reconcile net loss to net cash
    used in operating activities:
    Depreciation . . . . . . . . . . . . . . . . . . . .             46
   Write-down of goodwill. . . . . . . . . . . . . . . .        324,689
   Changes in assets and liabilities:
    (Decrease) in accounts payable and accrued expenses.              -
                                                                324,735
                                                          --------------
Net Cash Used in Operating Activities. . . . . . . . . .         (2,290)
                                                          --------------

CASH FLOW FROM INVESTING ACTIVITIES:
  Capital expenditures for fixed assets. . . . . . . . .              -
  Net Cash Provided By Investing Activities. . . . . . .              -
                                                          --------------

CASH FLOW FROM FINANCING ACTIVITIES:
  Proceeds from sale of stock. . . . . . . . . . . . . .          2,000
  Net Cash Provided By Financing Activities. . . . . . .          2,000
                                                          --------------

(Decrease) Increase in Cash. . . . . . . . . . . . . . .           (290)

Cash and Cash Equivalents - Beginning of period. . . . .            290
                                                          --------------

CASH AND CASH EQUIVALENTS - END OF PERIOD. . . . . . . .  $           -
                                                          ==============



SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid. . . . . . . . . . . . . . . . . . . . .  $           -
                                                          ==============
  Taxes paid . . . . . . . . . . . . . . . . . . . . . .  $           -
                                                          ==============

The notes to the financial statements are an integral part of these statements









                      ROCKWELL POWER SYSTEMS, INC.

                              Financial Statements
                     Ten-Month Period Ended October 31, 2003



                          INDEPENDENT AUDITOR'S REPORT

To  the  Board  of  Directors
Rockwell  Power  Systems,  Inc.



We were engaged to audit the accompanying balance sheet of Rockwell Power Systems, Inc. as of October 31, 2003 and the related statements of operations, changes in stockholders' equity, and cash flows for the ten-month period then ended. These financial statements are the responsibility of the Company's management.

Because we were not engaged as auditors until after October 31, 2003, we did not observe the physical inventory at October 31, 2003, and we have not been able to satisfy ourselves otherwise as to quantities on hand at this date.

Since inventory at October 31, 2003, enters significantly into the determination of financial position, results of operations, and cash flows, the scope of our work was not sufficient to enable us to express an opinion, and we do not express an opinion on the financial statements referred to above.





Denver,  Colorado
February  5,  2004

                          ROCKWELL POWER SYSTEMS, INC.
                          Notes to Financial Statements
                                October 31, 2003

Note  1  -  Organization
            ------------

Nature  of  Business

Rockwell Power Systems, Inc. (the Company) was incorporated in the state of Delaware on January 29, 2001 under the name of Rockwell Healthcare Systems, Inc. and amended to Rockwell Power Systems, Inc. on April 12, 2001. The Company's original purpose is to engage in any lawful act or activity for which corporations may be organized pursuant to the General Corporation Law of the State of Delaware.

Note  2  -  Summary  of  Significant  Accounting  Policies:
            -----------------------------------------------

Basis  of  Accounting:

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles.

     Cash  and  Cash  Equivalents:

For purposes of the statement of cash flows, the Corporation considers all cash and other highly liquid investments with initial maturities of three months or less to be cash equivalents.

     Property  and  Equipment

Property and equipment is recorded at cost. For financial statement purposes depreciation is computed using the straight-line method over estimated economic useful lives ranging from five to thirty-nine years. For federal income tax purposes depreciation is computed using the accelerated cost recovery system and modified accelerated cost recovery system. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

     Inventory

Inventory is stated at the lower of cost or market value. Cost is determined using the first-in, first-out method (FIFO).

     Estimates:

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

     Loss  per  common  share

Net loss per share is based on the weighted average number of common shares and common share equivalents outstanding during the period.

     Income  Taxes:

     The Company accounts for income taxes under SFAS No. 109, which requires the asset and liability approach to accounting for income taxes. Under this method, deferred tax assets and liabilities are measured based on differences between financial reporting and tax bases of assets and liabilities measured using enacted tax rates and laws that are expected to be in effect when the differences are expected to reverse.

Note  3  -  Inventories
            -----------

     Inventories  consist  of  the  following:



      Finished Goods  $ 44,268
      Parts. . . . .   125,552
                      --------
      Total. . . . .  $169,820
                      ========





Note  4  -  Income  Taxes:
            --------------

The Company has made no provision for income taxes because there have been no operations to date causing income for financial statement or tax purposes.

The Financial Accounting Standards Board (FASB) has issued Statement of Financial Accounting Standards Number 109 ("SFAS 109"), "Accounting for Income Taxes", which requires a change from the deferred method to the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred income taxes are recognized for the tax consequences of "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities.



                                    Deferred tax assets:
  Net operating loss carryforwards  $             339,235
  Valuation allowance. . . . . . .               (339,235)
                                    ----------------------
  Net deferred tax assets. . . . .  $                   -
                                    ======================



     At December 31, 2002, the Company had net operating loss carryforwards of approximately $12,209 for federal income tax purposes. These carryforwards if not utilized to offset taxable income will expire in 2009.


Note  5  -  Write-down  of  inventory
            -------------------------

On July 1, 2003, Rockwell Power Systems acquired inventory and some fixed assets from Force Protection, Inc. (formerly Sonic Jet Performance, Inc,) for $500,000 in the form of 500 shares of Preferred convertible stock - Series A with par value of $1,000 per share. As of October 31, 2003, the Company has written down this inventory to the lower of cost or market value in the amount of $324,619.

Note  6  -  Agreement  and  Plan  of  Reorganization
            ----------------------------------------

On October 1, 2003, Extreme Companies, Inc., a Nevada corporation (hereinafter "Xtreme") and Rockwell Power Systems entered into a "Plan of Reorganization where Xtreme shall acquire all the outstanding shares of capital stock of Rockwell Power Systems, Inc. in exchange solely for Xtreme common voting stock (making Rockwell a wholly-owned subsidiary of Xtreme and that this entire transaction qualify as a corporate reorganization under Section 368(a)(1)(B) and/or Section 351 of the Internal Revenue Code of 1986, as amended, and related or other applicable sections thereunder.


PRO FORMA CONSOLIDATED  FINANCIAL DATA


The Unaudited Pro Forma Consolidated Balance Sheet and the Unaudited Consolidated Statement of Operations of Xtreme Companies, Inc. (the "Company") have been prepared to illustrate the estimated effect of the acquisition of Rockwell Power Systems, Inc., as if it had occurred on October 1, 2003. The acquisition was accounted for by the purchase method of accounting. The Pro
Forma Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable.

A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying Pro Forma Financial Statements based on available information. The actual allocation of purchase price and the resulting effect on income from operation may differ significantly from the pro forma amounts included herein. These pro forma adjustments represent the Company's preliminary determination of purchase account adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the Pro Forma Financial Statements are subject to change, and the final amounts may differ substantially.

The Accompanying Pro Forma Consolidated Financial Statements should be read in conjunction with the historical financial statements and related notes thereto for Xtreme Companies, Inc.



/s/  Michael  Johnson  &  Co.,  LLC.
Michael  Johnson  &  Co.,  LLC.
Denver,  Colorado
February  8,  2004



                                       Xtreme Companies
                             Pro Forma Combined Statement of Operations
                         For the Nine Month Period Ended September 30, 2003

                                              Xtreme        Rockwell
                                              Companies,    Power       Pro Forma     Pro Forma
                                              Inc.          System      Adjustments   Combined
                                              ------------  ----------  ------------  -----------

REVENUES:
Sales. . . . . . . . . . . . . . . . . . . .  $         -   $       -   $          -  $        -
                                              ------------  ----------  ------------  -----------
  Total revenues . . . . . . . . . . . . . .            -           -              -           -
                                              ------------  ----------  ------------  -----------

COST OF SALES. . . . . . . . . . . . . . . .            -           -              -           -
                                              ------------  ----------  ------------  -----------

GROSS PROFIT . . . . . . . . . . . . . . . .            -           -              -           -
                                              ------------  ----------  ------------  -----------

OPERATING EXPENSES:
General and administrative expenses. . . . .      310,627       2,360              -     312,987
  Total Operating Expenses . . . . . . . . .      310,627       2,360              -     312,987
                                              ------------  ----------  ------------  -----------

NET INCOME (LOSS) FROM OPERATIONS. . . . . .     (310,627)     (2,360)             -    (312,987)
                                              ------------  ----------  ------------  -----------

OTHER INCOME AND EXPENSES
Interest and other income. . . . . . . . . .       15,657           -              -      15,657
Other expenses . . . . . . . . . . . . . . .         (462)          -              -        (462)
                                              ------------  ----------  ------------
                                                 (295,432)     (2,360)             -    (297,792)
                                              ------------  ----------  ------------  -----------

Extraordinary loss - write-down of inventroy            -    (324,619)             -    (324,619)
                                              ------------  ----------  ------------  -----------

NET LOSS . . . . . . . . . . . . . . . . . .  $  (295,432)  $(326,979)  $          -  $ (622,411)
                                              ============  ==========  ============  ===========


Weighted average number of
  shares outstanding . . . . . . . . . . . .    1,235,656
                                              ============

Net Earnings per share . . . . . . . . . . .  $     (0.50)
                                              ============







                                   Xtreme Companies
                           Pro Forma Combined Balance Sheet

                                                          Rockwell
                                                          -------------
ASSETS:. . . . . . . . . . . . . . . . . . . . . . . . .  Xtreme         Power      Pro Forma     Pro Forma
                                                          Companies      Systems    Adjustments   Combined
                                                          -------------  ---------  ------------  -------------
CURRENT ASSETS:
  Cash . . . . . . . . . . . . . . . . . . . . . . . . .  $        213   $      -   $          -  $        213
  Inventory. . . . . . . . . . . . . . . . . . . . . . .             -    169,821              -       169,821
                                                          -------------  ---------  ------------  -------------
     Total Current Assets. . . . . . . . . . . . . . . .           213    169,821              -       170,034
                                                          -------------  ---------  ------------  -------------


FIXED ASSETS:
  Machineryand equipment . . . . . . . . . . . . . . . .             -      4,505              -         4,505
  Furniture and fixtures . . . . . . . . . . . . . . . .             -        985              -           985
                                                          -------------  ---------  ------------  -------------
                                                                     -      5,490              -         5,490
  Less: Accumulated depreciation . . . . . . . . . . . .             -        (46)             -           (46)
                                                          -------------  ---------  ------------  -------------
    Net Fixed Assets . . . . . . . . . . . . . . . . . .             -      5,444              -         5,444
                                                          -------------  ---------  ------------  -------------

Other Assets:
 License technology. . . . . . . . . . . . . . . . . . .        30,000          -              -        30,000
 Goodwill. . . . . . . . . . . . . . . . . . . . . . . .             -          -              -             -
                                                          -------------  ---------  ------------  -------------
                                                                30,000          -              -        30,000
                                                          -------------  ---------  ------------  -------------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . .  $     30,213   $175,265   $          -  $    205,478
                                                          =============  =========  ============  =============


LIABILITIES AND STOCKHOLDERS' EQUITY:

CURRENT LIABILITIES:
  Accounts payable and accrued expenses. . . . . . . . .  $    176,643   $      -   $          -  $    176,643
  Due to related parties . . . . . . . . . . . . . . . .       525,200          -              -       525,200
  Payroll taxes liabilities. . . . . . . . . . . . . . .       132,075          -              -       132,075
                                                          -------------  ---------  ------------  -------------
   Total Current Liabilities . . . . . . . . . . . . . .       833,918          -              -       833,918
                                                          -------------  ---------  ------------  -------------

STOCKHOLDERS' EQUITY:
    Preferred stock -  Series A. . . . . . . . . . . . .             -    500,000       (500,000)            -
   Common stock, $.001 par value, 100,000,000
    shares authorized, 68,356,535 issued and outstanding         8,357      3,796         56,204        68,357
  Additional paid-in capital . . . . . . . . . . . . . .    15,272,300     10,704        104,561    15,387,565
  Deferred compensation. . . . . . . . . . . . . . . . .      (120,000)         -              -      (120,000)
  Retained earnings. . . . . . . . . . . . . . . . . . .   (15,964,362)  (339,235)       339,235   (15,964,362)
                                                          -------------  ---------  ------------   ------------
Total Stockholders' Equity . . . . . . . . . . . . . . .      (803,705)   175,265              -      (628,440)
                                                          -------------  ---------  ------------  -------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY . . . . . . .  $     30,213   $175,265   $          -  $    205,478
                                                          =============  =========  ============  =============

         Notes to Unaudited Pro Forma Consolidated Financial Statements



In October 2003, Xtreme Companies, Inc. purchased substantially all of Rockwell Power Systems, Inc. capital stock for approximately $175,000 in exchange for 60,000,000 million shares of its common stock. This acquisition was accounted for by the purchase method of accounting. Under purchase account, the total purchase price was allocated to the tangible and intangible assets and liabilities of Xtreme based upon their respective estimated fair values as of October 1, 2003, the effective date of the this acquisition, based upon preliminary valuations and other studies which are not yet finalized. The actual allocation of purchase price and the resulting effect on income from operation may differ significantly from the pro forma amounts included herein.



(1)  Purchase price:
     Estimated value of cash and stock issued                                    $  60,000
     Book value of net assets acquired                                            (175,265)
                                                                                 ----------
     Purchase price in excess of net assets acquired                             $(115,265)
                                                                                 ==========

     Preliminary allocation of purchase price in excess of net assets required:
     Increase in inventory                                                       $ 109,821
     Increase in property and equipment                                              5,444
                                                                                 ----------
     Total                                                                       $ 115,265
                                                                                 ==========


ITEM  8.  CHANGE  IN  FISCAL  YEAR

         None.

ITEM  9.  REGULATION  FD  DISCLOSURE

         None.

ITEM  10.     AMENDMENTS  TO  THE  REGISTRANT'S  CODE  OF ETHICS, OR WAIVER OF A
PROVISION  OF  THE  CODE  OF  ETHICS.

     None.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

     None.

ITEM  12.     RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

     None.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          Xtreme  Companies,  Inc.
          (Registrant)



Date:  February  09,  2004                     /s/  Kevin  Ryan
                                              ----------------------------
                                              Name:  Kevin  Ryan
                                Title:  Chief  Executive  Officer  and  Director